UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2019

iRhythm Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Townsend Street, Suite 500

San Francisco, California 94103

(Address of principal executive office) (Zip Code)

(415) 632-5700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation for Named Executive Officers

On February 27, 2019, the Board of Directors (the “Board”) of iRhythm Technologies, Inc. (the “Company”), upon recommendation of its Compensation Committee (the “Committee”) and in consultation with the Company’s independent compensation consultant, Compensia, Inc. (“Compensia”), approved various compensation arrangements for the Company’s named executive officers (the “NEOs”).

The Committee approved new base salary and bonus opportunity targets for fiscal year 2019 for the NEOs. The table below sets forth the annual base salary and annual target bonus for the NEOs that is effective as of February 24, 2019. The bonus amounts will be determined based upon achievement of a mix of Company and individual performance objectives pursuant to the Company’s Executive Incentive Compensation Plan, which was filed with the Securities and Exchange Commission as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 on October 7, 2016.

In addition, NEOs were granted performance-based RSUs (“PRSUs”). The PRSUs will become eligible to vest upon the achievement of designated revenue metrics that will be measured over specified performance periods covering approximately two years.  Upon any PRSUs becoming eligible to vest based on the performance criteria (“Eligible PRSUs”), the Eligible PRSUs will be scheduled to vest as to 100% of the Eligible PRSUs following the end of the applicable performance period. A maximum of 200% of the target number of Shares subject to the PRSUs may vest based on maximum achievement of the applicable performance criteria.

Name	Title	Annual Base Salary for Fiscal Year 2019	Annual Target Bonus for Fiscal Year 2019	Performance Based Restricted Stock Units Granted
Kevin M. King	President, Chief Executive Officer and Director	$609,000	$609,000	50,040
Matthew C. Garrett	Chief Financial Officer	$386,950	$232,170	17,254
Karim Karti	Chief Operating Officer	$463,500	$417,150	34,510
David A. Vort	Executive Vice President, Sales	$375,000	$281,250	17,254
Mark J. Day	Executive Vice President of Research & Development	$348,400	$139,360	13,804

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: March 4, 2019	By:	/s/ Kevin M. King
Kevin M. King
Chief Executive Officer